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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 24, 1997.



                         LITHIUM TECHNOLOGY CORPORATION
      (Exact Name of Small Business Issuer as Specified in Its Charter)




     Delaware                              1-10446          13-3411148
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State or Other Jurisdiction                Commission       IRS Employer
of Incorporation or Organization           File Number      Identification No.

5115 Campus Drive, Plymouth Meeting, PA            19462
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Address of Principal Executive Offices             Zip Code




       Registrant's telephone number, including area code: (610) 940-6090
                                                          ---------------




          -----------------------------------------------------------
          Former name or former address, if changed since last report
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Item 9.  Sales of Equity Securities Pursuant to Regulation S and Related
         Matters.

         On March 24, 1997, Lithium Technology Corporation (the "Company") issued 12,963 shares of its common stock to two purchasers in connection with the Company's convertible note transaction which was reported in the Company's report on Form 8-K dated October 25, 1996. These 12,963 shares were issued pursuant to certain contingencies contained in the aforementioned Stock Purchase Agreements.

         In addition, on March 24, 1997, 1,201,550 shares of the Company's common stock were placed in an escrow reserve account (the "Escrowed Shares"). Pursuant to the terms of the aforementioned Stock Purchase Agreements the Escrowed Shares are to be held in escrow pending the occurrence of certain contingencies as specified in the aforementioned convertible notes and related agreements and, in the event of such contingencies (the noteholders' election to convert the unpaid notes into the agreed upon quantity of corresponding Escrowed Shares), such shares will be released from escrow and will then be included among the issued and outstanding shares of common stock of the Company.

         The aforementioned shares were issued, or will be issued, to the purchasers pursuant to an exemption from registration under Regulation S of the Securities Act of 1933. Neither purchaser is a "U.S. Person" (as defined in Rule 902(o) of Regulation S). The common stock was not, and will not be, issued for cash, no underwriter was used, and no underwriter discounts or commissions were paid. The Company issued, or will issue, the common stock pursuant to Rule 903 of Regulation S and qualifies for such an exemption based on the purchasers' representations set forth in the aforementioned Stock Purchase Agreements including the following: the Company is a Reporting Issuer (as defined in Rule 902(l) of Regulation S); has not made any Directed Selling Efforts (as defined in Rule 902(b) of Regulation S); has implemented Offering Restrictions (as defined in Rule 902(h) of Regulation S); and has not made any offer or sale to any U.S. person or for the account or benefit of any U.S. person.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     LITHIUM TECHNOLOGY CORPORATION



                                     By:    /s/ DAVID J. CADE
                                          ------------------------------------
                                          David J. Cade
                                          President and
                                          Chief Operating Officer

Date:  April 8, 1997





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